EXHIBIT 10.1
                                                                    ------------
                                     FORM OF
                  AMENDMENT #4 TO CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT #4 TO CREDIT AND SECURITY AGREEMENT (this "AMENDMENT") is entered into by the undersigned parties as of May 20, 2004 with respect to the Credit and Security Agreement dated as of August 16, 2002, as amended (the "CREDIT AND SECURITY AGREEMENT"), by and among Boston Scientific Funding Corporation, a Delaware corporation ("BORROWER"), Boston Scientific Corporation, a Delaware corporation, as initial Servicer, Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE"), Victory Receivables Corporation, a Delaware corporation ("VICTORY"), The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent, as amended from time to time.

UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AMENDMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE CREDIT AND SECURITY AGREEMENT.

                                    RECITALS

     WHEREAS, the Borrower, the initial Servicer, Victory, Blue Ridge, The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually, as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent entered into the Credit and Security Agreement; and

     WHEREAS, the Borrower has requested that the Agents amend the Credit and Security Agreement.

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     1. AMENDMENT. Schedule A to the Credit and Security Agreement is hereby amended and restated to read as follows, and the Commitments of the various Lenders are hereby amended accordingly:

     ---------------------------------- ----------------------------------------
                     LENDER                          COMMITMENT
     ---------------------------------- ----------------------------------------
     Blue Ridge                         None

     ---------------------------------- ----------------------------------------
     Wachovia                           $120,000,000 from 8/16/02-5/19/04; and
                                        $240,000,000 from and after 5/20/04

     ---------------------------------- ----------------------------------------

     ---------------------------------- ----------------------------------------
     Victory $80,000,000 (less amounts funded under BTM's Commitment) from 8/16/02-5/19/04; and $160,000,000 (less amounts funded under BTM's Commitment) from and after 5/20/04

     ---------------------------------- ----------------------------------------
     BTM                                $80,000,000 (less amounts funded under
                                        Victory's Commitment) from
                                        8/16/02-5/19/04; and $160,000,000 (less
                                        amounts funded under Victory's
                                        Commitment) from and after 5/20/04

     ---------------------------------- ----------------------------------------


     2. CONDITIONS PRECEDENT TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agents shall have received counterparts hereof duly executed by each of the parties to the Credit and Security Agreement, (b) Victory shall have received counterparts of an amendment to the Victory Liquidity Agreement increasing the liquidity commitment thereunder, duly executed by the parties thereto, and (c) Blue Ridge shall have received counterparts of an amendment to the Blue Ridge Liquidity Agreement increasing the liquidity commitment thereunder, duly executed by the parties thereto. The signatures of Victory and Blue Ridge on counterparts of this Amendment shall constitute confirmation that conditions (b) and (c), respectively, have been satisfied.

     3. SCOPE OF AMENDMENT. Except as expressly amended hereby, the Credit and Security Agreement remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

     4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.


                            [SIGNATURE PAGES FOLLOW]


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


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.



                      BOSTON SCIENTIFIC FUNDING CORPORATION


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:



                                  BOSTON SCIENTIFIC CORPORATION, AS SERVICER

                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:








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


                                  BLUE RIDGE ASSET FUNDING CORPORATION

                                  BY:  WACHOVIA CAPITAL MARKETS, LLC, ITS
                                       ATTORNEY-IN-FACT


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:



                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  individually as a Liquidity Bank, as Blue
                                  Ridge Agent and as Administrative Agent


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:






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

                                  VICTORY RECEIVABLES CORPORATION


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK
                                  BRANCH, as a Liquidity Bank



                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:



                                  THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK
                                  BRANCH, as Victory Agent

                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:







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